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                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF EARLIEST EVENT REPORTED: December 2, 2005


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

                                  ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================
                                      -1-

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On December 2, 2005, the Company announced its earnings for the Fiscal Year 2005 Fourth Quarter and Year ended September 30, 2005. A copy of the press release summarizing these earnings is filed with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

     Additional information with respect to the Company's consolidated statements of operations for the three months and year ended September 30, 2005 and 2004, an analysis of revenues and contract drilling costs for the three months and year ended September 30, 2005 and consolidated balance sheets at September 30, 2005 and 2004 are attached hereto as Exhibits 99.2, 99.3 and 99.4, respectively, which are being furnished; however, should not be deemed to be filed under Section 18 of the Exchange Act.


ITEM 7.01         REGULATION FD DISCLOSURE


     Additional information with respect to the Company's Contract Status Summary at December 2, 2005 is attached hereto as Exhibit 99.5. Such information is being furnished under Regulation FD and should not be deemed to be filed under Section 18 of the Exchange Act.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors including; the Company's dependence on the oil and gas industry; the risks involved the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to a war with Iraq; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.



ITEM 9.01         EXHIBITS

EXHIBIT 99.1   PRESS RELEASE DATED DECEMBER 2, 2005

EXHIBIT 99.2 CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS AND YEAR ENDED SEPTEMBER 30, 2005 AND 2004

EXHIBIT 99.3 ANALYSIS OF REVENUES AND CONTRACT DRILLING COSTS FOR THE THREE MONTHS AND YEAR ENDED SEPTEMBER 30, 2005

EXHIBIT 99.4   CONSOLIDATED BALANCE SHEETS AT SEPTEMBER 30, 2005 AND 2004

EXHIBIT 99.5   CONTRACT STATUS SUMMARY AT DECEMBER 2, 2005

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ATWOOD OCEANICS, INC.
                                            (Registrant)



                                            /s/ James M. Holland
                                            James M. Holland
                                            Senior Vice President

                                            DATE:    December 2, 2005

                                                             EXHIBIT INDEX


EXHIBIT NO.                                          DESCRIPTION

99.1     Press Release dated December 2, 2005

99.2 Consolidated Statements of Operations for the Three Months and Year ended September 30, 2005 and 2004

99.3 Analysis of Revenues and Drilling Costs for the Three Months and Year ended September 30, 2005

99.4     Consolidated Balance Sheets at September 30, 2005 and 2004

99.5     Contract Status Summary at December 2, 2005

Houston, Texas
2 December 2005

FOR IMMEDIATE RELEASE

     ATWOOD OCEANICS, INC., Houston-based International Drilling Contractor, announced today that the Company earned net income of $7,021,000 or $.45 per diluted share, on revenues of $46,124,000 for the quarter ended September 30, 2005, compared to net income of $3,344,000 or $.24 per diluted share, on revenues of $42,933,000 for the quarter ended September 30, 2004. For the twelve months ended September 30, 2005, the Company earned net income of $26,371,000 or $1.69 per diluted share, on revenues of $176,156,000 compared to net income of $7,587,000 or $.54 per diluted share, on revenues of $163,454,000 for the twelve months ended September 30, 2004.

     In the Company's Form 8-K filed on November 22, 2005, the Company advised that at this time diluted earnings per share for the quarter ended September 30, 2005 was expected to be between $.20 and $.25. On December 1, 2005, the Company received notification from the Internal Revenue Service that a previously reserved $3.3 million U.S. income tax refund the Company had been pursuing for over two years has been approved for payment. Based upon this approval, the Company reduced income tax provision by the refund amount for the quarter and year ended September 30, 2005 and also recorded approximately $300,000 of interest income relating to the tax refund. This tax refund and related interest income increased diluted earnings per share for the quarter and year ended September 30, 2005 by $.22 and $.23, respectively.

                                        FOR THE THREE MONTHS ENDED SEPTEMBER 30,
                                               2005                    2004
                                         -----------------      ----------------

Revenues                                     $ 46,124,000          $ 42,933,000
Income before Income Taxes                      5,432,000             1,642,000
(Provision) Benefit for Income Taxes            1,589,000             1,702,000
Net Income                                      7,021,000             3,344,000
Earnings per Common Share -
      Basic                                          0.46                  0.24
      Diluted                                        0.45                  0.24
Weighted Average Shares
   Outstanding -
      Basic                                    15,293,000            13,860,000
      Diluted                                  15,726,000            14,073,000


                                      FOR THE TWELVE MONTHS ENDED SEPTEMBER 30,
                                               2005                    2004
                                         -----------------      ---------------

Revenues                                    $ 176,156,000         $ 163,454,000
Income before Income Taxes                     25,608,000            12,402,000
(Provision) Benefit for Income Taxes              763,000            (4,815,000)
Net Income                                     26,371,000             7,587,000
Earnings per Common Share -
      Basic                                          1.73                  0.55
      Diluted                                        1.69                  0.54
Weighted Average Shares
   Outstanding -
      Basic                                    15,207,000            13,858,000
      Diluted                                  15,610,000            13,999,000


                                                        Contact:  Jim Holland
                                                               (281) 749-7804


                                                             EXHIBIT 99.2


                                                ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                 CONSOLIDATED STATEMENTS OF OPERATIONS
                                               (In thousands, except per share amounts)

                                                      Three Months Ended               Twelve Months Ended
                                                   September 30,                    September 30,
                                                   --------------------------       ---------------------------
                                                      2005           2004              2005           2004
                                                    (Unaudited)                      (Unaudited)
REVENUES:
Contract drilling                                    $ 46,124       $ 40,553         $ 168,500       $ 161,074
Business interruption proceeds                              -          2,380             7,656           2,380
                                                     --------       --------         ---------       --------
                                                       46,124         42,933           176,156         163,454
                                                     --------       --------         ---------       ---------

COSTS AND EXPENSES:
Contract drilling                                      28,182         28,417           102,849          98,936
Depreciation                                            6,806          7,995            26,735          31,582
General and administrative                              4,431          2,706            14,245          11,389
                                                     --------       --------         ---------       ---------
                                                       39,419         39,118           143,829         141,907
                                                     --------       --------         ---------       ---------
OPERATING INCOME                                        6,705          3,815            32,327          21,547

OTHER INCOME (EXPENSE)
Interest expense                                       (1,694)        (2,204)           (7,352)         (9,202)
Interest income (note 1)                                  421             31               633              57
                                                     --------       --------          --------       ---------
                                                       (1,273)        (2,173)           (6,719)         (9,145)
                                                     --------       --------          --------       ---------
INCOME  BEFORE INCOME TAXES                             5,432          1,642            25,608          12,402
PROVISION (BENEFIT) FOR INCOME TAXES (note 1)          (1,589)        (1,702)             (763)          4,815
                                                     --------       --------          --------       ---------
NET INCOME                                             $7,021         $3,344           $26,371          $7,587
                                                     ========       ========          ========       =========

EARNINGS  PER COMMON SHARE:
              Basic                                     $0.46          $0.24             $1.73           $0.55
              Diluted                                    0.45           0.24              1.69            0.54
AVERAGE COMMON SHARES OUTSTANDING:
            Basic                                      15,293         13,860            15,207          13,858
            Diluted                                    15,726         14,073            15,610          13,999





Note 1 - On December 1, 2005, the Company received notification from the Internal Revenue Service that a previously reserved $3.3 million U.S. income tax refund the Company had been pursuing for over two years has been approved for payment. Based upon this approval, the Company reduced income tax provision by the refund amount for the quarter and year ended September 30, 2005 and also recorded approximately $300,000 of interest income relating to the tax refund. This tax refund and related interest income increased diluted earnings per share for the quarter and year ended September 30, 2005 by $.22 and $.23, respectively.

                                            EXHIBIT 99.3

                               ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                               ANALYSIS OF REVENUES AND DRILLING COSTS
                                             (Unaudited)


                                     FOR THE THREE MONTHS ENDED
                                        SEPTEMBER 30, 2005


                                                              DRILLING
                                  REVENUES                     COSTS
                                  --------                    --------
                                               (In Millions)

ATWOOD FALCON                         $ 9.0                       $ 4.7
ATWOOD EAGLE                            8.0                         5.8
ATWOOD BEACON                           6.0                         2.1
VICKSBURG                               5.8                         2.2
ATWOOD HUNTER                           5.7                         3.3
SEAHAWK                                 4.3                         2.6
RICHMOND                                3.6                         2.3
ATWOOD SOUTHERN CROSS                   1.7                         1.1
OTHER                                   2.0                         4.1
                                       ----                        ----
                                       46.1                        28.2
                                       ====                        ====


                                         FOR THE TWELVE MONTHS ENDED
                                          SEPTEMBER 30, 2005


                                                              DRILLING
                                  REVENUES                     COSTS
                                  --------                    --------
                                                (In Millions)

ATWOOD EAGLE                         $ 34.6                      $ 21.9
ATWOOD FALCON                          29.8                        14.6
ATWOOD BEACON                          24.2                         8.5
VICKSBURG                              23.6                         8.8
ATWOOD HUNTER                          22.1                        11.9
SEAHAWK                                13.9                         9.9
RICHMOND                               11.9                         8.9
ATWOOD SOUTHERN CROSS                  10.8                         9.1
OTHER                                   5.3                         9.2
                                      -----                       -----
                                      176.2                       102.8
                                      =====                       =====

                                            EXHIBIT 99.4

                                 ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                        CONSOLIDATED BALANCE SHEETS
                                              (In thousands)

                                                            SEP. 30, 2005      SEP. 30, 2004
                                                                       (Unaudited)
ASSETS

CURRENT ASSETS:
    Cash and cash equivalents                                    $18,982          $16,416
    Accounts receivable                                           39,865           32,475
    Income tax receivable                                          3,278                0
    Insurance receivable                                             550           25,433
    Inventories of materials and supplies                         15,640           12,648
    Deferred tax assets                                            4,310              290
    Prepaid expenses and other                                    10,658            5,704
                                                              -----------      -----------
      Total Current Assets                                        93,283           92,966
                                                              -----------      -----------

NET PROPERTY AND EQUIPMENT                                       399,795          401,141
                                                              -----------      -----------

DEFERRED COSTS AND OTHER ASSETS                                    3,846            4,829
                                                              -----------      -----------

                                                                $496,924         $498,936
                                                              ===========      ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
   Current maturities of notes payable                           $36,000          $36,000
   Accounts payable                                                6,473            9,398
   Accrued liabilities                                            11,088           13,822
   Deferred Credits                                                2,598              833
                                                              -----------      -----------
       Total Current Liabilities                                  56,159           60,053
                                                              -----------      -----------

LONG-TERM NOTES PAYABLE,
   net of current maturities:                                     54,000          145,000
                                                              -----------      -----------
                                                                  54,000          145,000
                                                              ------------     ------------

OTHER LONG TERM LIABILITIES
     Deferred income taxes                                        21,010           18,930
     Deferred credits and other                                    3,258            3,364
                                                              -----------      -----------
                                                                  24,268           22,294
                                                              -----------      -----------

SHAREHOLDERS' EQUITY:
    Preferred stock, no par value;
         1,000,000 shares authorized,  none outstanding                0                0
    Common stock, $1 par value, 20,000,000 shares
          authorized with 15,341,000 issued and outstanding       15,341           13,873
    Paid-in capital                                              120,986           57,917
    Retained earnings                                            226,170          199,799
                                                              -----------      -----------
        Total Shareholders' Equity                               362,497          271,589
                                                              -----------      -----------

                                                                $496,924         $498,936
                                                              ===========      ===========



                                                             EXHIBIT 99.5
                                                ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                        CONTRACT STATUS SUMMARY
                                                          AT December 2, 2005


NAME OF RIG               LOCATION            CUSTOMER                  CONTRACT STATUS
-----------               --------            --------                  ---------------
SEMISUBMERSIBLES -
------------------
ATWOOD FALCON             JAPAN               MALAYSIA                  The rig is preparing to commence a 3 1/2 year drilling
                                                                        commitment with Sarawak Shell.

ATWOOD HUNTER             EGYPT               BURULLUS GAS CO.          The rig is currently drilling the first of two (2)
                                              ("BURULLUS")              wells for Burullus Gas Co. which is expected to be
                                                                        completed in March/April 2006.  Upon completion of
                                                                        this contract, the rig will commence working under a
                                                                        two (2) year contract for Woodside Energy Limited.

ATWOOD EAGLE              AUSTRALIA           WOODSIDE ENERGY, LTD.     The rig continues to work under a drilling program for
                                              ("WOODSIDE")              Woodside.  Besides the Woodside drilling program, the
                                                                        rig has two commitments from BHP Billiton Petroleum
                                                                        ("BHP"). The first BHP drilling program includes one
                                                                        (1) firm well with an option to drill one (1)
                                                                        additional well. The rig has been awarded a second
                                                                        contract by BHP to drill eight (8) firm wells with
                                                                        options for four (4) additional wells off the
                                                                        Northwest coast of Australia. If all of the option
                                                                        wells are drilled, the combined Woodside and BHP
                                                                        drilling programs could extend into the second half of
                                                                        fiscal year 2007.

SEAHAWK                   MALAYSIA            SARAWAK SHELL BERHAD /    The rig is currently working offshore Malaysia for
                                              SABAH SHELL PETROLEUM     Shell under a contract that should extend until the
                                              COMPANY LIMITED ("SHELL") rig commences preparation (estimated March 2006) for its contract commitment in 2006 for Amerada Hess
                                                                        Equatorial Guinea, Inc. ("Hess"). The Hess contract is
                                                                        for a firm period of 730 days with four options of 180
                                                                        days each.

ATWOOD SOUTHERN CROSS     ENROUTE TO THE      MALTA SHIPYARD            The rig will be in a shipyard for approximately 40
                          MEDITERRANEAN                                 days for required inspections, Italian certifications
                          SEA                                           and equipment upgrades prior to drilling two firm
                                                                        wells for AGIP offshore Italy. The drilling of the two
                                                                        (2) AGIP wells could take until April/May 2006 to
                                                                        complete. Immediately upon completion of the AGIP
                                                                        work, the rig will be relocated to Bulgaria to
                                                                        commence a three (3) firm wells plus options for two
                                                                        (2) additional wells drilling program for Melrose
                                                                        Resources. If all wells are drilled, the drilling
                                                                        program could extend to six (6) months.

CANTILEVER JACK-UPS -
---------------------
VICKSBURG                 MALAYSIA            MYANMAR                   In November 2005, the rig commenced a two (2) firm
                                                                        well plus one (1) option well drilling program for
                                                                        Total Exploration and Production Myanmar ("Total")
                                                                        offshore Myanmar. Including moving time and assuming
                                                                        that the option well is drilled, the Total drilling
                                                                        program should extend into the second quarter of
                                                                        fiscal year 2006. Upon completion of the Total
                                      -10-

                                                                        drilling program, the rig will commence a three (3)
                                                                        firm well plus four (4) option well drilling program
                                                                        for Petrofac offshore Malaysia. This drilling program
                                                                        could extend to September/October 2006. Upon
                                                                        completion of the Petrofac drilling program, the rig
                                                                        will commence an eight month drilling program for
                                                                        Chevron Offshore Cambodia.

ATWOOD BEACON             VIETNAM             HOANG LONG AND HOAN VU    The rig continues to work under a drilling program for
                                              JOINT OPERATING COMPANIES Hoang Long which includes the drilling of six (6) firm
                                              ("HOANG LONG")            wells. The drilling of the six (6) firm wells is
                                                                        expected to take until May/June 2006 to complete.
                                                                        Immediately upon completion of the HOANG LONG
                                                                        contract, the rig will be mobilized to India (after a
                                                                        brief stopover in Singapore to have its final section
                                                                        of legs installed) to commence a twenty-five (25)
                                                                        month contract for Gujarat State Petroleum Corporation
                                                                        Ltd.
SUBMERSIBLE -
-------------
RICHMOND                  UNITED STATES       HELIS OIL & GAS COMPANY   The rig is preparing to commence drilling the eleventh
                          GULF OF MEXICO      ("HELIS")                 (11) well under the Helis contract. Upon completion of
                                                                        this well, the rig will have three (3) additional
                                                                        wells to drill for Helis. The current drilling program
                                                                        is expected to keep the rig employed until April 2006.

MODULAR PLATFORMS -
-------------------
GOODWYN 'A' /NORTH        AUSTRALIA           WOODSIDE ENERGY LTD.      These are client-owned rigs.  The NORTH RANKIN 'A' rig
RANKIN 'A'                                                              is presently being refurbished and prepared for an
                                                                        approximately one-year drilling program estimated to
                                                                        commence around March 2006. There is currently an
                                                                        indefinite planned break in drilling activity for
                                                                        GOODWYN 'A' rig.  The Company is involved in minimal
                                                                        maintenance of these two rigs for future drilling
                                                                        programs.

                                      -11-